UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Convertible and Income Fund
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert White, Treasurer

888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020 - October 31, 2021

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT

CONVERTIBLE AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/avk, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2021

DEAR SHAREHOLDER

Tracy V. Maitland

President and Chief Executive Officer

We thank you for your investment in the Advent Convertible and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the fiscal year ended October 31, 2021.

The ongoing economic recovery from the COVID-19 pandemic has been faster than many expected. Consumer confidence has held up well as massive fiscal support drove positive personal income growth and a swift monetary policy response led to gains in household net worth. However, certain travel restrictions, quarantines and other measures remain in place, adversely impacting local and global economies. While fiscal support and COVID-19 vaccines continue to be deployed, disruptions in the economy and markets caused by the COVID-19 pandemic may continue and materially impact the Fund and its assets.

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, alternatives and NYSE-listed closed-end funds. As of October 31, 2021, Advent managed more than $11 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.

All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the fiscal year ended October 31, 2021, the Fund generated a total return based on market price of 52.60% and a total return of 34.59% based on NAV. As of October 31, 2021, the Fund’s market price of $19.23 represented a discount of 4.52% to NAV of $20.14

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	October 31, 2021

The Fund paid a distribution each month of the period. The most recent monthly distribution of $0.1172, paid on October 29, 2021, represents an annualized distribution rate of 7.31% based upon the last closing market price of $19.23 on October 31, 2021.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see the Management Discussion of Fund Performance section beginning on page 5 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 83 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Management Discussion of Fund Performance section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund, and we are honored that you have chosen the Advent Convertible and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland

President and Chief Executive Officer of the
Advent Convertible and Income Fund
November 30, 2021

4 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited)	October 31, 2021

The individuals who are primarily responsible for the day-to-day management of the portfolio (the “Portfolio Managers”) of Advent Convertible and Income Fund (the “Fund” or “AVK”) include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the convertible securities and high yield markets and Fund performance for the fiscal year ended October 31, 2021.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as options purchased and written, forward foreign currency exchange contracts, futures contracts and swap agreements.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.

Discuss Advent’s investment approach.

Advent’s approach involves core portfolios of convertible bonds that are managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy and Global Balanced Convertible Strategy, which seek high total returns by investing in a portfolio of U.S. dollar convertible securities and global convertible securities, respectively, that provide equity-like returns while seeking to limit downside risk.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 5

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2021

These core portfolios are supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset-allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

Please describe the economic and market environment over the last 12 months.

Equity and corporate bond markets followed developments on the global economy’s recovery from the COVID-19 pandemic as the year progressed. Early in the fiscal year, the resolution of the U.S. elections as well as positive data on vaccine efficacy drove higher equity multiples and lower corporate bond spreads as investors anticipated economic acceleration. Beginning in 2021, U.S. vaccine distribution provided the momentum for recovery in a wide range of economic activities including travel, office work, events, and manufacturing. As the accelerated economic activity was particularly acute in the second calendar quarter, bond markets began to forecast an eventual reduction or stop to the U.S. Federal Reserve’s (the “Fed”) buying of securities. Subsequently, long-term interest rates began rising.

The increased cost of long-term borrowing had a negative impact on growth sectors, particularly more speculative companies, as these valuations are heavily dependent on long-term interest rates that drive discount rate calculations. The Fed began to signal its tapering of its bond purchases in reaction to accelerating inflation resulting in a flattening Treasury yield curve in anticipation of the breakneck economic growth slowing. As a result, growth shares reaccelerated again later in the fiscal year. Further amplifying these trends was the circulation of a virulent strain of COVID-19, named Delta, which slowed U.S. economic growth markedly in the third calendar quarter and illustrated the uneven nature of both commercial and market recoveries. Other developed nations had a more muted recovery given slower vaccination distribution and a delayed reaction to Delta at the end of the fiscal year. The impact of inflation exiting the fiscal year was front and center with many commodities having accelerated price gains and robust demand causing supply chain shortages and more pressure on raw materials and labor.

How did the Fund perform in this environment?

All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the fiscal year ended October 31, 2021, the Fund generated a total return based on market price of 52.60% and a total return of 34.59% based on NAV. As of October 31, 2021, the Fund’s market price of $19.23 represented a discount of 4.52% to NAV of $20.14. As of October 31, 2020, the Fund’s market price of $13.62 represented a discount of 15.19% to NAV of $16.06.

6 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2021

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

How did other markets perform in this environment for the 12-month period ended October 31, 2021?

Index	Total Return
Bloomberg U.S. Aggregate Bond Index	-0.48%
ICE Bank of America (“BofA”) Merrill Lynch U.S. Convertible Index	32.95%
ICE BofA Merrill Lynch U.S. High Yield Index	10.74%
Refinitiv Global Focus Convertible U.S. Dollar Hedged Index	15.45%
MSCI World Index	41.08%
MSCI World 100% Hedged to USD Index	40.79%
Standard & Poor’s 500 (“S&P 500”) Index	42.89%

What contributed to Fund performance?

Convertible bonds continued a string of strong yearly performances with the third-straight year of over 10% returns, measured from October 2020 to October 2021. As stated in the semiannual report, the first fiscal half saw the ICE BofA Merrill Lynch U.S. Convertible Index nearly match the 29% return of the S&P 500 Index. In the second half of the fiscal year, relative returns were more muted with the ICE BofA Merrill Lynch U.S. Convertible Index returning 4.42% versus the S&P 500 Index returning 10.91%, as issuers tied to the economic recovery suffered with the surge of the Delta variant while the performance of the S&P 500 Index was weighted more in large-capitalization companies which are less prevalent in the convertible market. Nonetheless, the ICE BofA Merrill Lynch U.S. Convertible Index return for the year of 32.95% was impressive on an absolute basis and near the historical averages as a ratio of the S&P 500 Index.

Global convertibles also had double-digit index returns, though not to the level of the ICE BofA Merrill Lynch U.S. Convertible Index. Compared to the MSCI World Index, the global convertible universe is more heavily weighted to Asia, particularly outside of Japan, and less heavily weighted to the United States. China and other Asian equity markets advanced but less so than the U.S. equity markets due to vaccine distribution being slower and leaving Asian economies more vulnerable to variant proliferation.

In the high-yield corporate bond market, the Fund’s other major asset allocation, U.S. corporate profits raced higher as the economy reopened and the Fed continued its accommodative monetary policies. Although risk-free Treasury rates moved broadly higher during the year, high-yield bond prices gained from compression of spreads, or the yield difference that investors demand for high-yield bonds over that of comparable-maturity Treasuries. The index spread started the year at 525 basis points and ended the year at 315 basis points. One basis point is equal to 0.01%. This effect more than offset higher Treasury yields to lead to price gains, and, with the coupon income, the high-yield index returned over 10% for the year.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 7

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2021

Please discuss the Fund’s distributions.

The Fund paid a distribution each month of the period. The most recent monthly distribution of $0.1172, paid on October 29, 2021, represents an annualized distribution rate of 7.31% based upon the last closing market price of $19.23 on October 31, 2021.

Payable Date	Amount
November 30, 2020	$0.1172
December 31, 2020	$0.1172
January 29, 2021	$0.1172
February 26, 2021	$0.1172
March 31, 2021	$0.1172
April 30, 2021	$0.1172
May 28, 2021	$0.1172
June 30, 2021	$0.1172
July 30, 2021	$0.1172
August 31, 2021	$0.1172
September 30, 2021	$0.1172
October 29, 2021	$0.1172
Total	$1.4064

Distributions are not guaranteed and are subject to change. Distributions may be paid from sources of income other than ordinary income, such as short-term capital gains, long term capital gains or return of capital. The final determination of the source and tax characteristics of all distributions in a particular year will be reported to shareholders in January 2022 on form 1099-DIV.

During fiscal 2021, the Fund gained in net asset value in spite of the distribution rate due to market appreciation. In addition, based on the Fund’s income and realized capital gains, distributions were not sourced from return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when and if declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.

While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.

A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total

8 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2021

assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(h) on page 48 for more information on distributions for the period.

How has the Fund’s leverage strategy affected performance?

As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund had $324 million (approximately 32% of the Fund’s total managed assets) in leverage outstanding as of October 31, 2021, with a related average interest rate of the combined lines of 2.80%. $168 million was in the form of a margin loan with Société Générale and $156 million was in reverse repurchase agreements with Société Générale. Both forms of leverage have tranches that expire at various times from December 2022 to December 2025, and both have a floating tranche that varies with 3-month London Interbank Offered Rates (“LIBOR”). The interest rate formula for the floating tranches will automatically switch to an alternative benchmark if LIBOR becomes unavailable or the parties elect to opt-in to an alternative benchmark early.

The average interest rate of the combined lines at October 31, 2021 of 2.80% represented a decline from the 3.14% at October 31, 2020. The decline was due to the maturity of a fixed-rate swap in December 2020 most of which was renewed into new fixed-rate swaps at lower rates.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. The NAV return for the Fund was positive and above the cost of leverage for the fiscal year. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was beneficial to shareholders for the fiscal period given the strong security returns in the portfolio. The Fund’s leverage has dropped from 37% at October 2020 to 32% at October 2021 due to the Fund’s NAV gains while leverage in dollars stayed unchanged.

What was the impact of the Fund’s covered call strategy?

The income generated from writing covered call equity options depends on the volatility perceived in the markets at the time of writing the contracts. The CBOE VIX Volatility Index (“VIX”), which averaged 27.5 during the 2020 fiscal year, drifted lower during the 2021 fiscal year and closed in April at 16.3, averaging 20.3. Volatility fell as market sentiment drifted away from the crisis attitude that defined fiscal 2020 with the world in a virus mitigation situation. With the passing of the U.S. elections and proliferation of vaccine approvals and distribution, the Fund was reticent to cap returns on its equity holdings by writing covered calls. However, late in the fiscal year during a period of higher volatility as the Delta variant brought more uncertainty on the smoothness of the economic recovery, the Fund found more opportunities and began to write more options against equity positions. This has continued into the 2022 fiscal year as the possibility of choppier markets rises as the Fed looks to reduce monetary support, and possibly raise interest rates, and corporate profits

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 9

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2021

slow from enormous growth rates coming out of the pandemic. The Fund writes options on individual equity positions as opposed to index options and will continue to use the Adviser’s research team to judge individual equity positions and the income possible from writing options based on stock-specific volatility in coming to an optimal solution. The Fund’s use of options detracted from performance during the period, as gains in the underlying shares continued and led to options being covered at a loss or the shares being sold at contract prices below market.

How were the Fund’s total investments allocated among asset classes during the 12 months ended October 31, 2021, and what did this mean for performance?

On October 31, 2021, the Fund’s total investments were invested approximately 56.5% in convertible bonds, convertible preferred securities, and mandatory convertibles; 28.5% in corporate bonds; 10.6% in equities; 3.8% in cash and cash equivalents; and 0.6% in senior floating rate interests.

On October 31, 2020, the Fund’s total investments were invested approximately 60.3% in convertible bonds, convertible preferred securities, and mandatory convertibles; 30.3% in corporate bonds; 4.7% in equities; 4.4% in cash and cash equivalents; and 0.3% in senior floating rate interests.

The main change in asset allocation for the year was an increase in equity holdings and a decline in convertible securities. The increase in equities occurred in the first half of the fiscal year as the Fund sought to position for a global economic rebound as vaccinations accelerated. Some cyclical sectors are not large convertible issuers and were best expressed through equity positions. Late in the fiscal year, the Fund slightly reduced its convertible securities holdings in favor of cash in positioning for an expected stronger new issuance environment for convertibles after growth-oriented sectors began outperforming again. The convertible securities asset class went through a mild period of digestion during the fiscal year as the recent quarters of record issuance weighed on supply and the decline in equity volatility also hurt valuations of the options embedded in convertibles. This period may have passed which leaves the Fund optimistic exiting the year on using cash on new issuances which tend to have greater asymmetry characteristics than secondary market bonds which may be in-the-money.

International investments went from 18.0% at October 31, 2020 to 17.6% at October 31, 2021. Allocation decisions tilted slightly more toward international opportunities given lower equity valuations in the year and a greater proportion of new issuance volume overseas versus 2020. However, appreciation of domestic convertibles was higher than that of foreign convertibles which largely offset the first effect. The Fund entered into forward foreign currency exchange contracts to hedge exchange rate risk for non-U.S. dollar denominated investments. The Fund’s use of forward foreign currency exchange contracts contributed to performance during the period, as declines in foreign-currency denominated holdings due to the rising U.S. dollar were offset by the forward contracts.

Which investments had the greatest effect on the Fund’s performance?

In a year with strong equity markets, mandatory convertibles were among the strongest contributors given their characteristics closer to equities than bonds. Private equity investment manager KKR & Company, Inc. and its mandatories (1.2% of long-term investments at period end) surged given

10 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2021

rising income from new funds raised and realization of investment gains. The market environment has remained ripe for the private equity model with strong inflows, rising corporate earnings, and low borrowing rates. Convertibles in security software maker Palo Alto Networks, Inc. (1.1% of long-term investments at period end) advanced throughout the year as a series of earnings beats signaled the success of the company’s security acquisitions and a new product cycle in the more mature firewall business. Mandatory convertibles of auto components maker Aptiv plc (1.0% of long-term investments at period end) rose as the company consistently grew sales and backlog at rates greater than that of the automotive market’s units thanks to increasing content in both traditional and electric vehicles. Mandatory convertibles in semiconductor and enterprise software provider Broadcom, Inc. (1.1% of long-term investments at period end) benefitted from greater demand for data center and mobile phone components as these end markets enjoyed secular growth and the 5G telecommunications cycle.

Among detractors, convertible bonds in solar power hardware maker Enphase Energy, Inc. (not held at period end) fell after the company lowered forward estimates citing difficulties sourcing components. Solar sector equities also fell with the growth sector correction with rising interest rates and with a lull in news after the change of administration spurred more optimism about government support for solar. Chinese electric vehicle maker NIO, Inc. (0.1% of long-term investments at period end) and its convertibles declined as the company fell victim to similar component shortages as well as raw material price increases and disruptions from rising COVID-19 cases in China in the summer. In these two cases, the Fund was cushioned from some of the equity declines by the convertibles’ bond floor, but the Fund reduced positions as the convertibles’ delta had fallen to low levels to limit upside participation in the near future. Consumer borrowing finance company LendingTree, Inc. (0.2% of long-term investments at period end) and its convertibles depreciated as earnings failed to rebound with demand for consumer borrowing suppressed by excess savings, some from government stimulus programs. Finally, convertibles in health care test company Exact Sciences Corp. (0.5% of long-term investments at period end) fell as rising COVID-19 cases limited elective procedures at health care providers and the company’s promising liquid biopsy initiative had a relative lack of new news. We remained positive on Exact Sciences Corp. and the continued uptake of its colorectal tests and have added positions.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 11

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2021

Index Definitions

The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.

ICE BofA Merrill Lynch U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofA Merrill Lynch U.S High Yield Index includes USD-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.

Refinitiv Global Focus Convertible U.S. Dollar Hedged Index (formerly Thomson Reuters Convertible Global Focus USD Hedged Index) is a market-weighted index with a minimum size for inclusion of $500 million (US), €375 million (Europe), ¥22 billion (Japan), and $275 million (Other) of Convertible Bonds with an Equity Link. A rebranding earlier in 2020 resulted in a change to the name of the benchmark.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI World 100% Hedged to USD Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

12 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2021

Fund Statistics
Share Price	$19.23
Net Asset Value	$20.14
Discount to NAV	-4.52%
Net Assets ($000)	$695,323

Cumulative Fund Performance*

* The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Fund does not seek to achieve performance that is comparative to an index.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2021
	One	Three	Five	Ten
	Year	Year	Year	Year
Advent Convertible & Income Fund
NAV	34.59%	16.79%	13.09%	9.07%
Market	52.60%	22.14%	16.49%	10.54%
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.00%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/avk. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	October 31, 2021

Portfolio Breakdown	% of Net Assets
Convertible Bonds	64.4%
Corporate Bonds	41.1%
Convertible Preferred Stocks	17.3%
Common Stocks	15.4%
Money Market Fund	5.5%
Senior Floating Rate Interests	0.8%
Total Investments	144.5%
Options Written	(0.1%)
Other Assets & Liabilities, net	(44.4%)
Net Assets	100.0%

14 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	October 31, 2021

Country Diversification

Country	% of Long-Term Investments
United States	82.6%
Canada	2.3%
Netherlands	1.8%
Cayman Islands	1.5%
Liberia	1.2%
France	1.1%
Jersey	1.1%
Japan	1.0%
Bermuda	1.0%
Germany	0.8%
Luxembourg	0.7%
Spain	0.5%
Panama	0.5%
Virgin Islands (UK)	0.4%
Australia	0.4%
Israel	0.4%
Mauritius	0.4%
Vietnam	0.4%
China	0.3%
United Kingdom	0.2%
Hong Kong	0.2%
Italy	0.2%
Marshall Islands	0.2%
Ireland	0.2%
India	0.1%
Taiwan, Province of China	0.1%
Republic of Korea	0.1%
Switzerland	0.1%
Singapore	0.1%
New Zealand	0.1%
Total Long-Term Investments	100.0%

The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	October 31, 2021

Share Price & NAV History

Distributions to Shareholders & Annualized Distribution Rate

16 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2021

	Shares	Value
COMMON STOCKS† – 15.4%
Consumer, Cyclical – 2.8%
Caesars Entertainment, Inc.*,7	40,000	$ 4,378,400
Marriott International, Inc. — Class A*,7	25,000	4,000,500
International Game Technology plc*	125,000	3,686,250
Hanesbrands, Inc.	150,000	2,556,000
Penn National Gaming, Inc.*	35,000	2,506,000
Cummins, Inc.[7]	10,000	2,398,400
Total Consumer, Cyclical		19,525,550

Technology – 2.8%
DocuSign, Inc.*	28,000	7,792,120
Advanced Micro Devices, Inc.*,7	30,000	3,606,900
ON Semiconductor Corp.*	60,000	2,884,200
Microchip Technology, Inc.[7]	34,000	2,519,060
Zynga, Inc. — Class A*	310,100	2,288,538
Total Technology		19,090,818

Financial – 2.6%
Gaming and Leisure Properties, Inc. REIT	76,735	3,720,880
Fifth Third Bancorp[7]	75,000	3,264,750
PNC Financial Services Group, Inc.	15,000	3,165,450
KeyCorp	125,000	2,908,750
Ventas, Inc. REIT	45,000	2,401,650
EJF Acquisition Corp*,1	150,000	1,498,500
Visa, Inc. — Class A7	5,000	1,058,850
Total Financial		18,018,830

Communications – 2.0%
Amazon.com, Inc.*	1,000	3,372,430
Expedia Group, Inc.*	18,000	2,959,380
Cisco Systems, Inc.	50,000	2,798,500
Airbnb, Inc. — Class A*,7	15,000	2,559,900
Snap, Inc. — Class A*	40,000	2,103,200
Total Communications		13,793,410

Energy – 1.5%
ConocoPhillips[7]	90,000	6,704,100
Valero Energy Corp.	50,000	3,866,500
Total Energy		10,570,600

Basic Materials – 1.5%
United States Steel Corp.[7]	150,000	3,958,500
LyondellBasell Industries N.V.	35,000	3,248,700
Alcoa Corp.[7]	70,000	3,216,500
Total Basic Materials		10,423,700

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Shares	Value
COMMON STOCKS† – 15.4% (continued)
Consumer, Non-cyclical – 1.5%
AbbVie, Inc.[7]	40,000	$ 4,586,800
Humana, Inc.	7,000	3,242,120
Eli Lilly & Co.[2]	10,000	2,547,600
Total Consumer, Non-cyclical		10,376,520

Industrial – 0.7%
Union Pacific Corp.[7]	12,000	2,896,800
Honeywell International, Inc.	10,000	2,186,200
Total Industrial		5,083,000
Total Common Stocks
(Cost $89,755,121)		106,882,428

CONVERTIBLE PREFERRED STOCKS† – 17.3%
Industrial – 3.1%
Fluor Corp., 6.50%[2,3]	5,790	6,593,794
Colfax Corp., 5.75% due 01/15/22[2]	30,000	6,261,000
RBC Bearings, Inc., 5.00% due 10/15/24*,2	47,268	5,652,780
Stanley Black & Decker, Inc., 5.25% due 11/15/22[2]	29,424	3,175,438
Total Industrial		21,683,012

Financial – 3.0%
KKR & Company, Inc., 6.00% due 09/15/23[2]	111,164	11,120,846
Bank of America Corp., 7.25%[2]	3,430	4,912,515
Wells Fargo & Co., 7.50%[2]	3,000	4,565,148
Total Financial		20,598,509

Consumer, Non-cyclical – 2.8%
Boston Scientific Corp., 5.50% due 06/01/23[2]	53,470	6,258,129
Elanco Animal Health, Inc., 5.00% due 02/01/23[2]	118,687	6,015,057
Danaher Corp., 5.00% due 04/15/23[2]	2,421	4,020,676
Avantor, Inc., 6.25% due 05/15/22[2]	13,170	1,630,182
Becton Dickinson and Co., 6.00% due 06/01/23[2]	25,521	1,342,405
Total Consumer, Non-cyclical		19,266,449

Technology – 2.5%
Broadcom, Inc., 8.00% due 09/30/22[2]	6,530	10,953,030
Change Healthcare, Inc., 6.00% due 06/30/22[2]	73,037	5,219,224
Clarivate plc, 5.25% due 06/01/24[2]	16,346	1,499,582
Total Technology		17,671,836

Utilities – 2.0%
NextEra Energy, Inc.
5.28% due 03/01/23[2]	105,823	5,764,179
6.22% due 09/01/23[2]	62,220	3,409,656
PG&E Corp., 5.50% due 08/16/23[2]	16,514	1,866,907

See notes to financial statements.

18 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 17.3% (continued)
Utilities – 2.0% (continued)
AES Corp., 6.88% due 02/15/24[2]	15,109	$ 1,526,160
American Electric Power Company, Inc., 6.13% due 08/15/23[2]	29,153	1,505,461
Total Utilities		14,072,363

Communications – 1.7%
2020 Cash Mandatory Exchangeable Trust, 5.25% due 06/01/23*,2,3	7,601	7,973,503
ViacomCBS, Inc., 5.75% due 04/01/24[2]	61,787	3,746,146
Total Communications		11,719,649

Consumer, Cyclical – 1.3%
Aptiv plc, 5.50% due 06/15/23[2]	47,995	9,284,633

Basic Materials – 0.9%
ArcelorMittal S.A., 5.50% due 05/18/23[2]	76,209	6,153,115
Total Convertible Preferred Stocks
(Cost $89,962,243)		120,449,566

MONEY MARKET FUND† – 5.5%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Class, 0.03%[2,4]	38,115,821	38,115,821
Total Money Market Fund
(Cost $38,115,821)		38,115,821
	Face
	Amount~
CONVERTIBLE BONDS†† – 64.4%
Technology – 16.0%
Splunk, Inc.
1.13% due 09/15/25[2]	5,204,000	6,809,446
1.13% due 06/15/27[2]	3,000,000	3,148,125
RingCentral, Inc.
due 03/15/26[2,5]	5,500,000	5,378,393
due 03/01/25[2,5]	1,311,000	1,351,149
Coupa Software, Inc.
0.38% due 06/15/26[2]	5,690,000	6,255,739
Datadog, Inc.
0.13% due 06/15/25[2]	3,000,000	5,696,337
Avalara, Inc.
0.25% due 08/01/26[2,3]	5,272,000	5,531,821
Jamf Holding Corp.
0.13% due 09/01/26[2,3]	4,606,000	5,388,540
Workday, Inc.
0.25% due 10/01/22[2]	2,249,000	4,444,699
Zscaler, Inc.
0.13% due 07/01/25[2]	2,000,000	4,324,334

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 64.4% (continued)
Technology – 16.0% (continued)
Pegasystems, Inc.
0.75% due 03/01/25[2]	3,445,000	$ 3,776,753
Akamai Technologies, Inc.
0.38% due 09/01/27[2]	2,831,000	3,119,408
Zynga, Inc.
due 12/15/26[2,3,5]	2,880,000	2,781,368
0.25% due 06/01/24[2]	268,000	305,033
ON Semiconductor Corp.
due 05/01/27[2,3,5]	2,420,000	2,920,698
Bill.com Holdings, Inc.
due 04/01/27[2,3,5]	2,696,000	2,895,446
STMicroelectronics N.V.
due 08/04/27[5]	1,600,000	2,077,424
due 08/04/25[5]	600,000	778,509
CyberArk Software Ltd.
due 11/15/24[2,5]	2,193,000	2,846,733
Blackline, Inc.
due 03/15/26[2,3,5]	2,745,000	2,812,312
Rapid7, Inc.
0.25% due 03/15/27[2,3]	2,000,000	2,756,200
Five9, Inc.
0.50% due 06/01/25[2]	1,968,000	2,642,469
PagerDuty, Inc.
1.25% due 07/01/25[2]	2,000,000	2,567,326
Microchip Technology, Inc.
0.13% due 11/15/24[2]	1,528,000	1,715,180
1.63% due 02/15/27	373,000	820,158
LivePerson, Inc.
due 12/15/26[2,3,5]	2,476,000	2,430,767
Bentley Systems, Inc.
0.13% due 01/15/26[2,3]	2,098,000	2,391,720
Lumentum Holdings, Inc.
0.50% due 12/15/26[2]	2,134,000	2,331,395
KBR, Inc.
2.50% due 11/01/23[2]	1,358,000	2,322,854
MongoDB, Inc.
0.25% due 01/15/26[2]	920,000	2,315,155
Atos SE
due 11/06/24[2,5]	EUR 1,700,000	2,113,339
Dropbox, Inc.
due 03/01/28[2,3,5]	1,769,000	1,934,652
Tyler Technologies, Inc.
0.25% due 03/15/26[2,3]	1,534,000	1,876,773
PAR Technology Corp.
1.50% due 10/15/27[2]	1,620,000	1,780,409

See notes to financial statements.

20 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 64.4% (continued)
Technology – 16.0% (continued)
Silicon Laboratories, Inc.
0.63% due 06/15/25[2]	1,000,000	$ 1,614,400
Pure Storage, Inc.
0.13% due 04/15/23[2]	1,349,000	1,613,943
BigCommerce Holdings, Inc.
0.25% due 10/01/26[2,3]	1,187,000	1,180,024
Kingsoft Corporation Ltd.
0.63% due 04/29/25	HKD 6,000,000	915,883
Rohm Company Ltd.
due 12/05/24[2,5]	JPY 90,000,000	855,404
Globalwafers Company Ltd.
due 06/01/26[2,5]	800,000	829,920
Xero Investments Ltd.
due 12/02/25[2,5]	609,000	628,640
Lenovo Group Ltd.
3.38% due 01/24/24	425,000	593,300
United Microelectronics Corp.
due 07/07/26[2,5]	400,000	399,220
Total Technology		111,271,398

Communications – 14.5%
Liberty Media Corp.
1.38% due 10/15/23	3,071,000	4,454,943
2.75% due 12/01/49[3]	3,500,000	3,626,700
0.50% due 12/01/50[2,3]	2,038,000	2,601,757
Palo Alto Networks, Inc.
0.38% due 06/01/25[2]	5,958,000	10,444,970
Etsy, Inc.
0.25% due 06/15/28[2,3]	5,272,000	6,760,672
Viavi Solutions, Inc.
1.75% due 06/01/23[2]	3,000,000	3,697,595
1.00% due 03/01/24[2]	2,116,000	2,721,356
DISH Network Corp.
3.38% due 08/15/26[2]	2,588,000	2,643,218
2.38% due 03/15/24[2]	1,998,000	1,945,553
due 12/15/25[2,3,5]	934,000	1,076,463
Okta, Inc.
0.38% due 06/15/26[2]	4,360,000	5,474,031
Booking Holdings, Inc.
0.75% due 05/01/25[2]	3,561,000	5,300,523
Zillow Group, Inc.
0.75% due 09/01/24[2]	1,100,000	2,635,188
2.75% due 05/15/25[2]	1,500,000	2,619,450

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 64.4% (continued)
Communications – 14.5% (continued)
Snap, Inc.
0.75% due 08/01/26[2]	1,187,000	$ 2,841,952
due 05/01/27[2,3,5]	2,109,000	2,146,136
Wayfair, Inc.
0.63% due 10/01/25[2]	3,254,000	3,221,753
1.00% due 08/15/26[2]	934,000	1,700,168
Uber Technologies, Inc.
due 12/15/25[2,3,5]	4,408,000	4,262,650
Sea Ltd.
0.25% due 09/15/26[2]	3,017,000	3,183,614
Shopify, Inc.
0.13% due 11/01/25[2]	2,487,000	3,167,816
Upwork, Inc.
0.25% due 08/15/26[2,3]	2,363,000	2,541,187
Twitter, Inc.
0.25% due 06/15/24[2]	1,964,000	2,322,430
Delivery Hero SE
0.88% due 07/15/25	EUR 1,300,000	1,525,185
1.00% due 04/30/26	EUR 600,000	644,738
Expedia Group, Inc.
due 02/15/26[2,3,5]	1,892,000	2,052,041
Zendesk, Inc.
0.63% due 06/15/25[2]	1,493,000	1,764,547
Match Group Financeco 2, Inc.
0.88% due 06/15/26[3]	959,000	1,746,898
Meituan
due 04/27/27[2,5]	1,500,000	1,510,500
Lyft, Inc.
1.50% due 05/15/25[2]	1,017,000	1,418,011
Just Eat Takeaway.com N.V.
2.25% due 01/25/24[2]	EUR 1,000,000	1,344,643
Yandex N.V.
0.75% due 03/03/25	800,000	1,141,960
Q2 Holdings, Inc.
0.75% due 06/01/26[2]	1,022,000	1,134,718
RealReal, Inc.
3.00% due 06/15/25[2]	952,000	1,046,010
Xiaomi Best Time International Ltd.
due 12/17/27[2,5]	900,000	901,350
Bharti Airtel Ltd.
1.50% due 02/17/25	650,000	854,750
MakeMyTrip Ltd.
due 02/15/28[3,5]	782,000	828,753
Kakao Corp.
due 04/28/23[5]	600,000	801,000

See notes to financial statements.

22 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 64.4% (continued)
Communications – 14.5% (continued)
Nice Ltd.
due 09/15/25[2,5]	589,000	$ 694,286
Total Communications		100,799,515

Consumer, Cyclical – 10.6%
Ford Motor Co.
due 03/15/26[2,3,5]	11,308,000	13,432,625
Royal Caribbean Cruises Ltd.
4.25% due 06/15/23[2]	6,260,000	8,474,960
2.88% due 11/15/23[2,3]	2,722,000	3,414,514
Southwest Airlines Co.
1.25% due 05/01/25[2]	7,029,000	9,893,317
Dufry One BV
0.75% due 03/30/26	CHF 4,200,000	4,481,946
Tesla, Inc.
2.00% due 05/15/24[2]	154,000	2,763,530
Live Nation Entertainment, Inc.
2.00% due 02/15/25[2]	2,000,000	2,446,016
NCL Corporation Ltd.
5.38% due 08/01/25[2]	1,450,000	2,422,482
Copa Holdings S.A.
4.50% due 04/15/25	1,500,000	2,409,450
JetBlue Airways Corp.
0.50% due 04/01/26[2,3]	2,478,000	2,391,806
Spirit Airlines, Inc.
1.00% due 05/15/26[2]	2,600,000	2,351,440
Marriott Vacations Worldwide Corp.
due 01/15/26[2,3,5]	1,108,000	1,248,216
1.50% due 09/15/22[2]	920,000	1,094,800
Zhongsheng Group Holdings Ltd.
due 05/21/25[5]	HKD 11,000,000	2,272,032
LCI Industries
1.13% due 05/15/26[2,3]	1,182,000	1,248,562
WH Smith plc
1.63% due 05/07/26[2]	GBP 900,000	1,208,108
Vinpearl JSC
3.25% due 09/21/26	1,200,000	1,195,728
Zalando SE
0.05% due 08/06/25[2]	EUR 700,000	953,053
RH
due 09/15/24[2,5]	287,000	895,339
NIO, Inc.
due 02/01/26[2,3,5]	1,000,000	890,788
Cheesecake Factory, Inc.
0.38% due 06/15/26[2]	923,000	841,210

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 64.4% (continued)
Consumer, Cyclical – 10.6% (continued)
JET2 plc
1.63% due 06/10/26[2]	GBP 600,000	$ 834,793
Singapore Airlines Ltd.
1.63% due 12/03/25	SGD 1,000,000	831,665
Cracker Barrel Old Country Store, Inc.
0.63% due 06/15/26[2,3]	834,000	818,744
Harvest International Co.
due 11/21/22[5]	HKD 4,000,000	804,211
Sony Corp.
due 09/30/22[5]	JPY 34,000,000	790,029
DraftKings, Inc.
due 03/15/28[2,3,5]	848,000	743,646
International Consolidated Airlines Group S.A.
1.13% due 05/18/28[2]	EUR 600,000	672,151
American Eagle Outfitters, Inc.
3.75% due 04/15/25[2]	224,000	639,020
Penn National Gaming, Inc.
2.75% due 05/15/26[2]	159,000	502,190
Winnebago Industries, Inc.
1.50% due 04/01/25[2]	356,000	457,739
Total Consumer, Cyclical		73,424,110

Consumer, Non-cyclical – 10.4%
Square, Inc.
0.25% due 11/01/27[2,3]	6,359,000	7,714,427
0.13% due 03/01/25[2]	1,344,000	2,884,574
due 05/01/26[2,3,5]	490,000	576,145
Dexcom, Inc.
0.25% due 11/15/25[2]	5,084,000	6,515,409
0.75% due 12/01/23[2]	145,000	550,003
Jazz Investments I Ltd.
2.00% due 06/15/26[2]	5,182,000	6,058,047
Exact Sciences Corp.
0.38% due 03/15/27[2]	2,336,000	2,652,820
0.38% due 03/01/28[2]	2,273,000	2,443,475
Insulet Corp.
0.38% due 09/01/26[2]	3,312,000	4,929,288
Shift4 Payments, Inc.
due 12/15/25[2,3,5]	3,327,000	3,624,434
0.50% due 08/01/27[2,3]	1,099,000	1,017,234
Guardant Health, Inc.
due 11/15/27[2,3,5]	3,284,000	3,633,056
Herbalife Nutrition Ltd.
2.63% due 03/15/24[2]	3,096,000	3,212,071

See notes to financial statements.

24 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 64.4% (continued)
Consumer, Non-cyclical – 10.4% (continued)
Chegg, Inc.
due 09/01/26[2,5]	1,623,000	$ 1,523,613
0.13% due 03/15/25[2]	660,000	869,059
Supernus Pharmaceuticals, Inc.
0.63% due 04/01/23[2]	2,000,000	1,988,750
Amadeus IT Group S.A.
1.50% due 04/09/25[2]	EUR 1,200,000	1,837,326
Nexi SpA
1.75% due 04/24/27[2]	EUR 800,000	1,059,348
due 02/24/28[2,5]	EUR 700,000	777,319
Fine Perfection Investment Ltd.
due 04/17/22[2,5]	1,550,000	1,587,588
Sabre GLBL, Inc.
4.00% due 04/15/25[2]	840,000	1,324,165
QIAGEN N.V.
1.00% due 11/13/24[2]	1,000,000	1,304,182
Omnicell, Inc.
0.25% due 09/15/25[2]	681,000	1,268,522
Insmed, Inc.
0.75% due 06/01/28[2]	1,081,000	1,264,338
China Conch Venture
due 09/05/23[5]	HKD 8,000,000	1,212,744
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[2]	858,000	1,162,202
Livongo Health, Inc.
0.88% due 06/01/25[2]	779,000	1,135,841
NeoGenomics, Inc.
0.25% due 01/15/28[2]	1,077,000	1,093,157
Shanghai Port Group BVI Holding Company Ltd.
due 08/09/22[2,5]	928,000	1,059,544
ADM Ag Holding Ltd.
due 08/26/23[2,5]	1,000,000	1,055,250
Orpea S.A.
0.38% due 05/17/27	6,356**	1,037,347
Teladoc Health, Inc.
1.25% due 06/01/27[2]	905,000	930,430
Bridgebio Pharma, Inc.
2.50% due 03/15/27[2]	601,000	857,708
Afterpay Ltd.
due 03/12/26[5]	AUD 1,100,000	830,585
Pharmaron Beijing Company Ltd.
due 06/18/26[2,5]	800,000	827,400
Nipro Corp.
due 09/25/26[2,5]	JPY 90,000,000	814,953
Total Consumer, Non-cyclical		72,632,354

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 64.4% (continued)
Financial – 3.9%
Pebblebrook Hotel Trust
1.75% due 12/15/26[2]	6,004,000	$ 6,713,083
SoFi Technologies, Inc.
due 10/15/26[2,3,5]	3,025,000	3,551,349
Kite Realty Group, LP
0.75% due 04/01/27[3]	3,000,000	2,977,641
SBI Holdings, Inc.
due 07/25/25[2,5]	JPY 200,000,000	2,025,871
LendingTree, Inc.
0.50% due 07/15/25[2]	1,992,000	1,714,315
Vingroup JSC
3.00% due 04/20/26	1,600,000	1,707,264
Summit Hotel Properties, Inc.
1.50% due 02/15/26[2]	1,518,000	1,630,679
JPMorgan Chase Bank North America
due 09/18/22[5]	EUR 700,000	1,289,076
Realogy Group LLC / Realogy Company-Issuer Corp.
0.25% due 06/15/26[2,3]	1,150,000	1,174,712
Citigroup Global Markets Funding Luxembourg SCA
due 05/28/24[5]	HKD 8,000,000	1,121,731
Redfin Corp.
due 10/15/25[2,5]	1,068,000	1,092,489
LEG Immobilien AG
0.88% due 09/01/25[2]	EUR 600,000	865,566
No. Va Land Investment Group Corp.
5.25% due 07/16/26	800,000	785,622
Relo Group, Inc.
due 12/17/27[2,5]	JPY 40,000,000	358,693
Total Financial		27,008,091

Industrial – 3.7%
Middleby Corp.
1.00% due 09/01/25[2]	2,223,000	3,352,920
Greenbrier Companies, Inc.
2.88% due 04/15/28[2,3]	3,127,000	3,261,916
Kaman Corp.
3.25% due 05/01/24	2,500,000	2,540,750
Cellnex Telecom S.A.
0.50% due 07/05/28[2]	EUR 1,400,000	2,197,947
Scorpio Tankers, Inc.
3.00% due 05/15/25[3]	2,146,000	2,195,494
Vertex Energy, Inc.
6.25% due 10/01/27[3]	1,900,000	1,922,644
Deutsche Post AG
0.05% due 06/30/25[2]	EUR 1,400,000	1,910,220

See notes to financial statements.

26 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 64.4% (continued)
Industrial – 3.7% (continued)
Safran S.A.
0.88% due 05/15/27[2]	10,870**	$ 1,770,587
Itron, Inc.
due 03/15/26[2,3,5]	1,701,000	1,605,379
Vinci S.A.
0.38% due 02/16/22[2]	1,000,000	1,112,910
MINEBEA MITSUMI, Inc.
due 08/03/22[2,5]	JPY 90,000,000	1,106,008
Sika A.G.
0.15% due 06/05/25	CHF 480,000	863,338
DMG Mori Company Ltd.
due 07/16/24[2,5]	JPY 90,000,000	839,382
Chart Industries, Inc.
1.00% due 11/15/24[2,3]	212,000	644,113
Prysmian SpA
due 02/02/26[2,5]	EUR 400,000	487,160
Total Industrial		25,810,768

Energy – 2.2%
Pioneer Natural Resources Co.
0.25% due 05/15/25[2]	4,352,000	7,712,911
CNX Resources Corp.
2.25% due 05/01/26[2]	2,000,000	2,718,164
SolarEdge Technologies, Inc.
due 09/15/25[2,5]	855,000	1,268,202
RAG-Stiftung
due 06/17/26[2,5]	EUR 800,000	1,047,139
NextEra Energy Partners, LP
due 11/15/25[2,3,5]	887,000	1,031,052
MBT Systems GmbH
3.50% due 07/08/27	EUR 700,000	813,113
Equities Corp.
1.75% due 05/01/26[2]	350,000	548,735
Total Energy		15,139,316

Basic Materials – 1.6%
Allegheny Technologies, Inc.
3.50% due 06/15/25[2]	3,000,000	3,919,023
Nippon Steel Corp.
due 10/04/24[2,5]	JPY 150,000,000	1,362,201
due 10/05/26[2,5]	JPY 90,000,000	828,766
Ivanhoe Mines Ltd.
2.50% due 04/15/26[2,3]	1,437,000	1,873,561
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 1,300,000	1,123,597

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 64.4% (continued)
Basic Materials – 1.6% (continued)
Mitsubishi Chemical Holdings Corp.
due 03/29/24[2,5]	JPY 120,000,000	$ 1,112,914
Brenntag Finance BV
1.88% due 12/02/22[2]	750,000	900,802
Total Basic Materials		11,120,864

Utilities – 1.5%
Electricite de France S.A.
due 09/14/24[2,5]	237,000**	4,161,333
NRG Energy, Inc.
2.75% due 06/01/48[2]	3,558,000	4,145,282
CenterPoint Energy, Inc.
4.57% due 09/15/29	23,210**	1,405,598
Iberdrola International BV
due 11/11/22[2,5]	EUR 700,000	1,000,077
Total Utilities		10,712,290
Total Convertible Bonds
(Cost $392,496,681)		447,918,706

CORPORATE BONDS†† – 41.1%
Consumer, Non-cyclical – 9.2%
Kraft Heinz Foods Co.
7.13% due 08/01/39[3]	2,617,000	3,970,718
Land O’Lakes Capital Trust I
7.45% due 03/15/28[2,3]	3,151,000	3,643,028
Tenet Healthcare Corp.
4.25% due 06/01/29[2,3]	3,396,000	3,441,948
Bausch Health Companies, Inc.
4.88% due 06/01/28[2,3]	3,316,000	3,407,190
Emergent BioSolutions, Inc.
3.88% due 08/15/28[2,3]	3,116,000	2,995,255
MPH Acquisition Holdings LLC
5.50% due 09/01/28[2,3]	2,300,000	2,286,850
5.75% due 11/01/28[2,3]	657,000	598,235
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[2,3]	2,750,000	2,862,709
United Rentals North America, Inc.
4.00% due 07/15/30[2]	2,716,000	2,774,503
Brink’s Co.
4.63% due 10/15/27[2,3]	2,665,000	2,753,078
Organon & Company / Organon Foreign Debt Co-Issuer BV
5.13% due 04/30/31[2,3]	1,336,000	1,379,661
4.13% due 04/30/28[2,3]	1,341,000	1,361,115
HLF Financing SARL LLC / Herbalife International, Inc.
4.88% due 06/01/29[2,3]	2,683,000	2,705,752

See notes to financial statements.

28 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.1% (continued)
Consumer, Non-cyclical – 9.2% (continued)
MEDNAX, Inc.
6.25% due 01/15/27[2,3]	2,573,000	$ 2,701,187
ASGN, Inc.
4.63% due 05/15/28[2,3]	2,608,000	2,696,020
Primo Water Holdings, Inc.
4.38% due 04/30/29[2,3]	2,682,000	2,661,407
Teva Pharmaceutical Finance Netherlands III BV
2.80% due 07/21/23	2,628,000	2,650,469
Edgewell Personal Care Co.
4.13% due 04/01/29[2,3]	2,650,000	2,607,136
HCA, Inc.
5.88% due 02/01/29[2]	2,036,000	2,425,813
ModivCare Escrow Issuer, Inc.
5.00% due 10/01/29[2,3]	2,351,000	2,394,305
Horizon Therapeutics USA, Inc.
5.50% due 08/01/27[2,3]	2,223,000	2,345,265
Korn Ferry
4.63% due 12/15/27[2,3]	2,109,000	2,177,542
Jazz Securities DAC
4.38% due 01/15/29[2,3]	2,011,000	2,068,816
Varex Imaging Corp.
7.88% due 10/15/27[2,3]	1,774,000	1,976,147
APi Group DE, Inc.
4.13% due 07/15/29[2,3]	1,432,000	1,426,630
TriNet Group, Inc.
3.50% due 03/01/29[2,3]	1,354,000	1,359,240
Option Care Health, Inc.
4.38% due 10/31/29[2,3]	658,000	662,113
Total Consumer, Non-cyclical		64,332,132

Communications – 7.0%
Twitter, Inc.
3.88% due 12/15/27[2,3]	4,000,000	4,211,780
Sirius XM Radio, Inc.
5.50% due 07/01/29[2,3]	2,783,000	3,005,640
4.00% due 07/15/28[2,3]	682,000	687,081
CSC Holdings LLC
6.50% due 02/01/29[2,3]	3,367,000	3,615,316
CommScope, Inc.
8.25% due 03/01/27[2,3]	3,277,000	3,343,687
DIRECTV Holdings LLC / DIRECTV Financing Company, Inc.
5.88% due 08/15/27[2,3]	2,708,000	2,810,633
Midas OpCo Holdings LLC
5.63% due 08/15/29[2,3]	2,686,000	2,743,373

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.1% (continued)
Communications – 7.0% (continued)
News Corp.
3.88% due 05/15/29[2,3]	2,668,000	$ 2,711,355
Audacy Capital Corp.
6.75% due 03/31/29[2,3]	2,700,000	2,680,466
Lumen Technologies, Inc.
4.00% due 02/15/27[2,3]	2,634,000	2,650,607
Nexstar Media, Inc.
4.75% due 11/01/28[2,3]	2,586,000	2,645,219
Beasley Mezzanine Holdings LLC
8.63% due 02/01/26[2,3]	2,608,000	2,627,404
Avaya, Inc.
6.13% due 09/15/28[2,3]	2,516,000	2,620,540
Sprint Capital Corp.
6.88% due 11/15/28[2]	1,955,000	2,477,748
Match Group Holdings II LLC
4.63% due 06/01/28[2,3]	2,249,000	2,339,702
Urban One, Inc.
7.38% due 02/01/28[2,3]	1,956,000	2,055,834
Scripps Escrow, Inc.
5.88% due 07/15/27[2,3]	1,984,000	2,016,240
Mav Acquisition Corp.
5.75% due 08/01/28[2,3]	2,031,000	1,999,215
Hughes Satellite Systems Corp.
6.63% due 08/01/26[2]	652,000	739,987
Viavi Solutions, Inc.
3.75% due 10/01/29[2,3]	656,000	652,097
Total Communications		48,633,924

Energy – 6.2%
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
8.00% due 01/15/27[2]	3,497,000	3,518,926
Parkland Corp.
5.88% due 07/15/27[2,3]	3,040,000	3,214,800
New Fortress Energy, Inc.
6.50% due 09/30/26[2,3]	3,200,000	3,114,944
DCP Midstream Operating, LP
5.63% due 07/15/27[2]	2,615,000	2,986,883
Endeavor Energy Resources Limited Partnership / EER Finance, Inc.
6.63% due 07/15/25[2,3]	2,672,000	2,821,063
Tallgrass Energy Partners Limited Partnership / Tallgrass Energy Finance Corp.
6.00% due 03/01/27[2,3]	2,672,000	2,772,200
Occidental Petroleum Corp.
3.40% due 04/15/26[2]	2,636,000	2,692,911
Harvest Midstream I, LP
7.50% due 09/01/28[2,3]	2,202,000	2,315,689

See notes to financial statements.

30 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued October 31, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.1% (continued)
Energy – 6.2% (continued)
Aethon United BR Limited Partnership / Aethon United Finance Corp.
8.25% due 02/15/26[2,3]	1,956,000	$ 2,103,600
Apache Corp.
4.88% due 11/15/27[2]	1,931,000	2,097,587
Southwestern Energy Co.
5.38% due 02/01/29[2,3]	1,963,000	2,073,419
Hilcorp Energy I Limited Partnership / Hilcorp Finance Co.
6.00% due 02/01/31[2,3]	1,990,000	2,045,448
Bonanza Creek Energy, Inc.
5.00% due 10/15/26[2,3]	1,967,000	1,989,522
PBF Holding Company LLC / PBF Finance Corp.
9.25% due 05/15/25[2,3]	2,015,000	1,969,028
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[3]	1,757,000	1,786,351
Comstock Resources, Inc.
6.75% due 03/01/29[2,3]	1,511,000	1,626,214
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
11.00% due 04/15/25[3]	1,315,000	1,430,497
Nabors Industries Ltd.
7.25% due 01/15/26[2,3]	1,344,000	1,305,958
Laredo Petroleum, Inc.
9.50% due 01/15/25[2]	987,000	1,016,284
Total Energy		42,881,324

Consumer, Cyclical – 5.9%
American Airlines Incorporated/AAdvantage Loyalty IP Ltd.
5.75% due 04/20/29[2,3]	3,306,000	3,562,215
QVC, Inc.
4.38% due 09/01/28[2]	3,033,000	3,105,094
LSF9 Atlantis Holdings LLC / Victra Finance Corp.
7.75% due 02/15/26[2,3]	2,943,000	2,987,660
Churchill Downs, Inc.
4.75% due 01/15/28[2,3]	1,479,000	1,530,765
5.50% due 04/01/27[2,3]	1,376,000	1,424,160
Hilton Domestic Operating Company, Inc.
4.88% due 01/15/30[2]	2,761,000	2,950,763
Everi Holdings, Inc.
5.00% due 07/15/29[2,3]	2,859,000	2,930,475
Boyd Gaming Corp.
4.75% due 06/15/31[2,3]	2,704,000	2,785,167
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
5.00% due 06/01/29[2,3]	2,696,000	2,752,616
Staples, Inc.
7.50% due 04/15/26[2,3]	2,708,000	2,739,088

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.1% (continued)
Consumer, Cyclical – 5.9% (continued)
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[2,3]	2,546,000	$ 2,638,293
Ford Motor Co.
7.45% due 07/16/31[2]	1,926,000	2,551,950
Carnival Corp.
4.00% due 08/01/28[2,3]	2,356,000	2,358,945
Tenneco, Inc.
5.13% due 04/15/29[2,3]	2,359,000	2,341,308
FirstCash, Inc.
4.63% due 09/01/28[2,3]	1,968,000	2,031,960
American Greetings Corp.
8.75% due 04/15/25[2,3]	1,931,000	2,009,128
Wolverine World Wide, Inc.
4.00% due 08/15/29[2,3]	672,000	664,312
Total Consumer, Cyclical		41,363,899

Basic Materials – 3.5%
First Quantum Minerals Ltd.
6.88% due 10/15/27[3]	2,831,000	3,025,631
Valvoline, Inc.
4.25% due 02/15/30[3]	2,818,000	2,880,940
FMG Resources August 2006 Pty Ltd.
4.38% due 04/01/31[2,3]	2,705,000	2,742,194
Compass Minerals International, Inc.
6.75% due 12/01/27[2,3]	2,141,000	2,269,460
Ingevity Corp.
3.88% due 11/01/28[2,3]	2,223,000	2,186,765
Alcoa Nederland Holding BV
5.50% due 12/15/27[2,3]	1,976,000	2,126,670
New Gold, Inc.
7.50% due 07/15/27[2,3]	1,963,000	2,122,494
Commercial Metals Co.
4.88% due 05/15/23[2]	2,000,000	2,078,000
Century Aluminum Co.
7.50% due 04/01/28[2,3]	1,674,000	1,774,055
Chemours Co.
4.63% due 11/15/29[2,3]	1,639,000	1,579,586
Novelis Corp.
3.88% due 08/15/31[2,3]	1,354,000	1,323,603
Total Basic Materials		24,109,398

Technology – 3.4%
Amkor Technology, Inc.
6.63% due 09/15/27[2,3]	3,000,000	3,194,250

See notes to financial statements.

32 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.1% (continued)
Technology – 3.4% (continued)
Unisys Corp.
6.88% due 11/01/27[2,3]	2,625,000	$ 2,864,531
Seagate HDD Cayman
5.75% due 12/01/34[2]	2,378,000	2,741,204
Ahead DB Holdings LLC
6.63% due 05/01/28[2,3]	2,680,000	2,737,245
Consensus Cloud Solutions, Inc.
6.50% due 10/15/28[2,3]	2,622,000	2,733,435
CA Magnum Holdings
5.38% due 10/31/26[3]	2,502,000	2,569,021
NCR Corp.
5.13% due 04/15/29[2,3]	1,983,000	2,030,255
Synaptics, Inc.
4.00% due 06/15/29[2,3]	1,993,000	2,015,611
Booz Allen Hamilton, Inc.
4.00% due 07/01/29[2,3]	1,364,000	1,382,755
Alteryx, Inc.
1.00% due 08/01/26[2]	1,316,000	1,235,650
Total Technology		23,503,957

Industrial – 3.3%
EnerSys
4.38% due 12/15/27[2,3]	2,913,000	3,062,335
Western Global Airlines LLC
10.38% due 08/15/25[2,3]	2,725,000	3,033,593
VM Consolidated, Inc.
5.50% due 04/15/29[2,3]	2,988,000	3,032,820
IEA Energy Services LLC
6.63% due 08/15/29[2,3]	2,685,000	2,649,034
GFL Environmental, Inc.
3.50% due 09/01/28[2,3]	2,598,000	2,588,257
Dycom Industries, Inc.
4.50% due 04/15/29[2,3]	2,328,000	2,365,830
MasTec, Inc.
4.50% due 08/15/28[2,3]	2,291,000	2,351,139
Intertape Polymer Group, Inc.
4.38% due 06/15/29[2,3]	2,022,000	2,029,764
Vertiv Group Corp.
4.13% due 11/15/28[2,3]	1,974,000	1,971,533
Total Industrial		23,084,305

Financial – 1.8%
NMI Holdings, Inc.
7.38% due 06/01/25[2,3]	2,972,000	3,418,454

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 41.1% (continued)
Financial – 1.8% (continued)
Iron Mountain, Inc.
4.88% due 09/15/27[2,3]	2,970,000	$ 3,068,396
PRA Group, Inc.
5.00% due 10/01/29[2,3]	2,957,000	2,925,774
Radian Group, Inc.
4.88% due 03/15/27[2]	1,647,000	1,799,422
Advisor Group Holdings, Inc.
10.75% due 08/01/27[2,3]	1,417,000	1,578,644
Total Financial		12,790,690

Utilities – 0.8%
NRG Energy, Inc.
5.25% due 06/15/29[2,3]	2,598,000	2,770,118
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.75% due 05/20/27[2]	2,230,000	2,497,488
Total Utilities		5,267,606
Total Corporate Bonds
(Cost $279,656,995)		285,967,235

SENIOR FLOATING RATE INTERESTS††,6 – 0.8%
Industrial – 0.5%
TransDigm, Inc.
due 12/09/25	3,285,000	3,242,913

Consumer Cyclical – 0.3%
Alterra Mountain Co.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/28	2,357,636	2,349,285
Total Senior Floating Rate Interests
(Cost $5,604,090)		5,592,198
Total Investments – 144.5%
(Cost $895,590,951)		$1,004,925,954

	Contracts

LISTED OPTIONS WRITTEN† – (0.1)%
Call Options on:
Equity Options
Visa, Inc.
Expiring November 2021 with strike price of $242.50 (Notional Value $1,212,500)	50	(1,000)
AbbVie, Inc.
Expiring November 2021 with strike price of $125.00 (Notional Value $3,750,000)	300	(4,500)
Microchip Technology, Inc.
Expiring November 2021 with strike price of $85.00 (Notional Value $2,890,000)	340	(10,200)
Fifth Third Bancorp
Expiring November 2021 with strike price of $46.00 (Notional Value $3,450,000)	750	(18,750)

See notes to financial statements.

34 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

	Contracts	Value
LISTED OPTIONS WRITTEN† – (0.1)% (continued)
United States Steel Corp.
Expiring November 2021 with strike price of $33.00 (Notional Value $4,950,000)	1,500	$ (30,000)
Cummins, Inc.
Expiring December 2021 with strike price of $250.00 (Notional Value $2,500,000)	100	(37,000)
Union Pacific Corp.
Expiring November 2021 with strike price of $240.00 (Notional Value $2,880,000)	120	(55,320)
Marriott International, Inc.
Expiring November 2021 with strike price of $165.00 (Notional Value $4,125,000)	250	(62,500)
Airbnb, Inc.
Expiring November 2021 with strike price of $180.00 (Notional Value $2,700,000)	150	(63,450)
Caesars Entertainment, Inc.
Expiring December 2021 with strike price of $125.00 (Notional Value $5,000,000)	400	(83,200)
ConocoPhillips
Expiring November 2021 with strike price of $77.50 (Notional Value $6,975,000)	900	(103,500)
Advanced Micro Devices, Inc.
Expiring November 2021 with strike price of $120.00 (Notional Value $3,600,000)	300	(127,500)
Alcoa Corp.
Expiring November 2021 with strike price of $39.00 (Notional Value $2,730,000)	700	(507,500)
Total Listed Options Written
(Premiums received $1,955,933)		(1,104,420)
Other Assets & Liabilities, net – (44.4)%		(308,498,958)
Total Net Assets – 100.0%		$ 695,322,576

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
						Unrealized
				Contract		Appreciation
Counterparty	Currency	Type	Quantity	Amount	Settlement Date	(Depreciation)
Bank of New York Mellon	EUR	Sell	26,064,773	30,872,754 USD	12/13/21	$677,153
Bank of New York Mellon	JPY	Sell	1,148,250,100	10,423,240 USD	12/13/21	348,025
Bank of New York Mellon	GBP	Sell	1,457,881	2,014,204 USD	12/13/21	15,489
Bank of New York Mellon	CHF	Buy	362,000	393,414 USD	12/13/21	3,276
Bank of New York Mellon	SGD	Sell	1,112,523	828,006 USD	12/13/21	3,163
Bank of New York Mellon	HKD	Sell	55,975,981	7,198,602 USD	12/13/21	2,005
Bank of New York Mellon	HKD	Buy	8,874,000	1,140,840 USD	12/13/21	53
Bank of New York Mellon	AUD	Sell	1,119,525	825,879 USD	12/13/21	(15,140)
Bank of New York Mellon	EUR	Buy	2,253,000	2,634,525 USD	12/13/21	(24,461)
Bank of New York Mellon	CAD	Sell	1,382,467	1,089,626 USD	12/13/21	(25,754)
Bank of New York Mellon	CHF	Sell	5,158,554	5,622,758 USD	12/13/21	(30,136)
						$953,673

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Represents shares.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 35

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

†	Value determined based on Level 1 inputs — See Note 6.

††	Value determined based on Level 2 inputs — See Note 6.
1	Special Purpose Acquisition Company (SPAC).
2	All or a portion of these securities have been physically segregated in connection with the borrowings and reverse repurchase agreements. As of October 31, 2021, the total value of securities segregated was $813,421,672.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $381,729,486 (cost $367,005,080), or 54.9% of total net assets.
4	Rate indicated is the 7-day yield as of October 31, 2021.
5	Zero coupon rate security.
6	Variable rate security. Rate indicated is the rate effective at October 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
7	Security represents cover for outstanding options written.
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
plc	— Public Limited Company
REIT	— Real Estate Investment Trust
SARL	— Société à Responsabilité Limitée
SGD	— Singapore Dollar

See Sector Classification in Other Information section.

36 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2021

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2021 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$ 106,882,428	$ —	$ —	$ 106,882,428
Convertible Preferred Stocks	120,449,566	—	—	120,449,566
Money Market Fund	38,115,821	—	—	38,115,821
Convertible Bonds	—	447,918,706	—	447,918,706
Corporate Bonds	—	285,967,235	—	285,967,235
Senior Floating Rate Interests	—	5,592,198	—	5,592,198
Forward Foreign Currency
Exchange Contracts**	—	1,049,164	—	1,049,164
Total Assets	$ 265,447,815	$ 740,527,303	$ —	$ 1,005,975,118

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Options Written	$ 1,104,420	$ —	$ —	$ 1,104,420
Forward Foreign Currency
Exchange Contracts**	—	95,491	—	95,491
Total Liabilities	$ 1,104,420	$ 95,491	$ —	$ 1,199,911

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $156,029,874 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The Fund did not hold any Level 3 securities during the year ended October 31, 2021.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 37

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2021

ASSETS:
Investments, at value (cost $895,590,951)	$ 1,004,925,954
Cash	661,425
Unrealized appreciation on forward foreign currency exchange contracts	1,049,164
Receivables:
Investments sold	31,388,328
Interest	4,785,146
Dividends	413,258
Tax reclaims	30,261
Other assets	158,724
Total assets	1,043,412,260
LIABILITIES:
Borrowings (Note 8)	168,000,000
Reverse repurchase agreements (Note 7)	156,029,874
Options written, at value (premiums received $1,955,933)	1,104,420
Unrealized depreciation on forward foreign currency exchange contracts	95,491
Interest due on borrowings	46,329
Payable for:
Investments purchased	21,670,455
Investment advisory fees	468,229
Professional fees	372,198
Servicing fees	182,170
Trustees’ fees and expenses*	2
Other liabilities	120,516
Total liabilities	348,089,684
NET ASSETS	$ 695,322,576
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
34,525,222 shares issued and outstanding	$ 34,525
Additional paid-in capital	538,183,971
Total distributable earnings (loss)	157,104,080
NET ASSETS	$ 695,322,576
Shares outstanding ($0.001 par value with unlimited amount authorized)	34,525,222
Net asset value	$ 20.14

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

38 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	October 31, 2021

Year Ended October 31, 2021
INVESTMENT INCOME:
Interest (net of foreign withholdings tax $7,894)	$ 20,723,603
Dividends	7,069,650
Total investment income	27,793,253
EXPENSES:
Interest expense	9,307,782
Investment advisory fees	5,434,775
Servicing fees	2,113,524
Professional fees	688,696
Trustees’ fees and expenses*	567,356
Administration fees	190,185
Fund accounting fees	185,158
Insurance	143,661
Printing fees	109,021
Custodian fees	67,142
Registration and filing fees	33,580
Transfer agent fees	21,891
Other expenses	18,954
Total expenses	18,881,725
Net investment income	8,911,528
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	120,083,205
Options written	(1,176,861)
Forward foreign currency exchange contracts	546,001
Foreign currency transactions	(86,633)
Net realized gain	119,365,712
Net change in unrealized appreciation (depreciation) on:
Investments	59,665,077
Options written	851,513
Forward foreign currency exchange contracts	768,911
Foreign currency translations	(6,248)
Net change in unrealized appreciation (depreciation)	61,279,253
Net realized and unrealized gain	180,644,965
Net increase in net assets resulting from operations	$ 189,556,493

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 39

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2021

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,911,528	$ 11,510,050
Net realized gain on investments	119,365,712	2,827,805
Net change in unrealized appreciation (depreciation)
on investments	61,279,253	24,392,512
Net increase in net assets resulting from operations	189,556,493	38,730,367
DISTRIBUTIONS:
Distributions to shareholders	(48,556,272)	(11,875,142)
Return of capital	—	(36,681,130)
Total distributions to shareholders	(48,556,272)	(48,556,272)
Net increase (decrease) in net assets	141,000,221	(9,825,905)
NET ASSETS:
Beginning of period	554,322,355	564,148,260
End of period	$ 695,322,576	$ 554,322,355

See notes to financial statements.

40 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	October 31, 2021

Year Ended October 31, 2021
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 189,556,493
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(59,665,077)
Net change in unrealized (appreciation) depreciation on options written	(851,513)
Net change in unrealized (appreciation) depreciation on forward
foreign currency exchange contracts	(768,911)
Net realized gain on investments	(120,083,205)
Net realized loss on options written	1,176,861
Purchase of long-term investments	(1,186,319,577)
Proceeds from sale of long-term investments	1,234,614,302
Net proceeds from sale of short-term investments	18,164,140
Net accretion of discount and amortization of premium	(221,631)
Corporate actions and other payments	(48,898)
Premiums received on options written	3,283,145
Cost of closing options written	(2,504,073)
Decrease in interest receivable	1,199,842
Increase in dividends receivable	(262,473)
Increase investments sold receivable	(21,992,781)
Decrease in tax reclaims receivable	1,983
Decrease in other assets	16,470
Decrease in investments purchased payable	(6,505,648)
Increase in interest due on borrowings	10,973
Increase in professional fees payable	10,022
Increase in servicing fees payable	21,417
Increase in investment advisory fees payable	55,071
Increase in trustees’ fees and expenses payable*	2
Decrease in other liabilities	(39,080)
Net Cash Provided by Operating and Investing Activities	$ 48,847,854
Cash Flows From Financing Activities:
Distributions to common shareholders	(48,556,272)
Proceeds from borrowings	37,000,000
Payments made on borrowings	(37,000,000)
Proceeds from reverse repurchase agreements	87,000,000
Payments made on reverse repurchase agreements	(86,998,587)
Net Cash Used in Financing Activities	(48,554,859)
Net increase in cash	292,995
Cash at Beginning of Year (including foreign cash)	368,430
Cash at End of Year	$ 661,425
Supplemental Disclosure: Cash paid during the year for interest
(including interest on reverse repurchase agreements)	$ 9,295,396

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 41

FINANCIAL HIGHLIGHTS	October 31, 2021

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of period	$ 16.06	$ 16.34	$ 16.20	$ 17.63	$ 16.26
Income from investment operations:
Net investment income(a)	0.26	0.33	0.47	0.51	0.69
Net gain (loss) on investments (realized and unrealized)	5.23	0.80	1.08	(0.54)	1.86
Total from investment operations	5.49	1.13	1.55	(0.03)	2.55
Less distributions from:
Net investment income	(1.41)	(0.34)	(0.56)	(0.58)	(0.75)
Return of capital	—	(1.07)	(0.85)	(0.82)	(0.49)
Total distributions to shareholders	(1.41)	(1.41)	(1.41)	(1.40)	(1.24)
Increase resulting from tender offer and repurchase of Common Shares	—	—	—	—	0.06
Net asset value, end of period	$ 20.14	$ 16.06	$ 16.34	$ 16.20	$ 17.63
Market value, end of period	$ 19.23	$ 13.62	$ 14.79	$ 13.93	$ 16.09
Total Return(b)
Net asset value	34.59%	7.66%	9.94%	(0.34%)	16.55%
Market value	52.60%	2.05%	17.01%	(5.22%)	24.20%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 695,323	$ 554,322	$ 564,148	$ 559,440	$353,389

See notes to financial statements.

42 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	October 31, 2021

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2021	2020	2019	2018	2017
Ratio to average net assets of:
Net investment income, including interest expense	1.31%	2.14%	2.90%	2.93%	4.04%
Total expenses, including interest expense(c)	2.77%	3.98%	4.11%	3.87%	2.72%
Portfolio turnover rate	126%	242%	123%	121%	110%
Senior Indebtedness
Total Borrowings outstanding (in thousands)(d)	$ 168,000	$ 168,000	$ 210,000	$ 235,000	$ 227,000
Asset Coverage per $1,000 of indebtedness(e)	$ 5,139	$ 4,300	$ 3,686	$ 3,381	$ 2,557

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)	Excluding interest expense, the operating expense ratios for the years ended October 31 would be:

2021	2020	2019	2018	2017
1.40%	1.55%*	1.57%	1.62%	1.49%

   * Excludes borrowings breakage fees.

(d)	Commencing on October 31, 2018, as a result of the Fund having earmarked or segregated cash to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS	October 31, 2021

Note 1 – Organization

Advent Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Securities listed on an exchange or on an over-the-counter market will be valued at the last reported sale price on the primary exchange or market on which they are traded; provided, however, that securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market system will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

44 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

Equity securities that are traded on an exchange or on the over-the-counter (“OTC”) market and for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities are valued based on prices provided by independent pricing services or, if not available or if Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) considers that price to not represent fair value, by dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing services or dealers may utilize proprietary valuation models which may, for example, consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term debt securities with remaining maturities of 60 days or less at the time of valuation are valued at amortized cost, which approximates market value. Shortterm debt securities which have a term-to-maturity greater than 60 days from the date of purchase are valued at their current market quotations until maturity or disposition. Convertible securities are valued in the same manner as debt securities. Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. OTC options are valued using a price provided by an independent pricing service.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

Forward foreign currency exchange contracts are valued by pricing services or, if not available or if Advent considers that price to not represent fair value, by dealers using the mid price. Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by Advent, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Convertible Securities

The Fund invests in convertible securities, preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Most commonly, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(d) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at October 31, 2021.

46 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the antifraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

(g) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(h) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(i) Covered Call Options and Put Options

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum

48 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(k) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

Average Notional Amount
Use	Call	Put
Income	$ 10,782,708	$ —

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

50 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

Average Value
Use	Purchased	Sold
Hedge	$ 4,837,476	$ 54,107,869

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of October 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity options contracts	—	Options written,
at value

Currency forward contracts	Unrealized	Unrealized
	appreciation	depreciation
	on forward	on forward
	foreign currency	foreign currency
	exchange contracts	exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at October 31, 2021:

Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 1,049,164

Liability Derivative Investments Value
Options	Forward
Written	Foreign Currency	Total Value at
Equity Risk	Exchange Risk	October 31, 2021
$ 1,104,420	$ 95,491	$ 1,199,911

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended October 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity options contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on
forward foreign currency exchange contracts

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended October 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations:
Forward
Options	Foreign
Written	Currency
Equity	Exchange
Risk	Risk	Total
$(1,176,861)	$ 546,001	$ (630,860)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward
Options	Foreign
Written	Currency
Equity	Exchange
Risk	Risk	Total
$ 851,513	$ 768,911	$1,620,424

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

52 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Assets	in the Statement of
		Gross	Offset in the	Presented on	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
		Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Amount
Bank of New York	Forward foreign	$1,049,164	$—	$1,049,164	$(95,491)	$—	$953,673
Mellon	currency
exchange
contracts

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Liabilities	in the Statement of
		Gross	Offset in the	Presented on	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
		Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Bank of New York	Forward foreign	$95,491	$—	$95,491	$(95,491)	$—	$—
Mellon	currency
exchange
contracts
Société	Reverse	156,029,874	—	156,029,874	(156,029,874)	—	—
Générale	repurchase
agreements

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $87,857,050.

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and Advent, the Investment Adviser is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser receives an annual fee from the Fund based on the average value of the Fund’s Managed Assets. In addition, subject to the approval of the Fund’s Board, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Investment Advisory Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the year ended October 31, 2021, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee of 0.21% of the average value of the Fund’s Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

Certain officers of the Fund may also be officers, directors and/or employees of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY maintains the books and records of the Fund’s securities and cash. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

54 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended October 31, 2021, the average daily balance for which reverse

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

repurchase agreements were outstanding amounted to $156,000,000, with a related weighted average interest rate of 2.42%. As of October 31, 2021, there were $156,029,874 in reverse repurchase agreements outstanding.

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Société Générale	1.54%-3.83%	12/15/22-12/15/25	$ 124,026,855
Société Générale	1.13% (3 Month USD LIBOR + 1.00%)*	11/12/21	32,003,019
			$ 156,029,874

* Variable rate security. Rate indicated is the rate effective at October 31, 2021.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2021, aggregated by asset class of the related collateral pledged by the Fund:

	Up to	31 – 90	Greater than
	30 days	days	90 days	Total
Corporate Bonds	$ 14,830,611	$ —	$ 57,475,643	$ 72,306,254
Convertible Bonds	14,504,855	—	56,213,181	70,718,036
Convertible Preferred Stocks	2,667,553	—	10,338,031	13,005,584
Total Reverse Repurchase Agreements	$ 32,003,019	$ —	$ 124,026,855	$ 156,029,874
Gross amounts of recognized liabilities for
reverse repurchase agreements	$ 32,003,019	$ —	$ 124,026,855	$ 156,029,874

Note 8 – Borrowings

The Fund entered into a senior secured credit agreement dated December 15, 2017, as amended from time to time, with Société Générale.

Under the terms of the amended credit agreement, the Fund’s credit facility was as follows through December 15, 2020:

3.48% fixed rate 3-year maturity	$ 37,000,000
3.89% fixed rate 5-year maturity	114,000,000
3 Month USD LIBOR+0.85% floating rate	50,000,000

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $50,000,000 floating rate loan commitment and the amount borrowed. If the difference is greater than $13,000,000 the undrawn commitment fee is reduced to 0.25%. If applicable, the undrawn commitment fee is included in interest expense on the Statement of Operations.

On December 15, 2020, the terms of the credit agreement were amended. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:

1.54% fixed rate 3-year maturity	$ 6,000,000
1.88% fixed rate 5-year maturity	19,000,000
3.89% fixed rate 5-year maturity	114,000,000
3 Month USD LIBOR+1.00% floating rate	62,000,000

56 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $62,000,000 floating rate loan commitment and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Statement of Operations.

In the event that the Fund terminates a credit agreement prior to the contractually agreed upon date, the Fund is charged a breakage fee by the counterparty to compensate for the early termination. Such fees, if incurred, are recorded as Borrowings breakage fees on the Statement of Operations.

As of October 31, 2021, there was $168,000,000 outstanding in connection with the Fund’s credit agreement. The average daily amount of borrowings under the credit agreement during the year ended October 31, 2021, was $168,000,000, with a related weighted average interest rate of 3.16%. The maximum amount outstanding during the period was $168,000,000. As of October 31, 2021, the total value of securities segregated as collateral in connection with borrowings under the credit agreement was $569,534,748.

The credit agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in capital in excess of par and total distributable earnings or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings or losses and paid-in capital. For the year ended October 31, 2021, the adjustments were to decrease paid-in capital by $199,000 and increase total distributable earnings (loss) by $199,000 due to the difference in the treatment for book and tax purposes of distributions, real estate investment trusts, and partnerships.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

As of October 31, 2021, the cost of securities for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Net
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$895,983,199	$114,544,738	$(6,701,183)	$107,843,555

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market of certain derivatives, real estate investment trusts, contingent payment debt instruments and additional income adjustments for tax purposes on certain convertible securities.

As of October 31, 2021, tax components of distributable earnings (loss) were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain		Net Unrealized
(Accumulated	(Accumulated	(Accumulated	Appreciation/
Ordinary Loss)	Capital Loss)	Other Loss)	(Depreciation)
$2,251,358	$47,899,786	$(891,485)	$107,844,421

The components of distributable earnings’ differences between book basis and tax basis are attributable to the tax deferral of losses on wash sales, straddle loss deferrals, and additional income adjustments on certain convertible bonds.

At October 31, 2021, the Fund had no capital loss carryforward available to offset possible future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses.

For the year ended October 31, 2021, the capital loss carryforward amount utilized was $29,874,457.

For the years ended October 31, 2021 and 2020, the tax character of distributions paid, as reflected on the Statements of Changes in Net Assets, of $48,556,272 and $11,875,142 was ordinary income and $0 and $36,681,130 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years

58 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2021

are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 10 – Securities Transactions

For the year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were as follows:

Purchases	Sales
$1,186,319,577	$1,234,614,302

Note 11 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 34,525,222 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2021, or the year ended October 31, 2020. As of October 31, 2021, Advent owned 153,048 shares of the Fund.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2021

To the Board of Trustees and Shareholders of Advent Convertible and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advent Convertible and Income Fund (the “Fund”) as of October 31, 2021, the related statements of operations and cash flows for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

December 21, 2021

We have served as the auditor of one or more investment companies in the Advent complex since 2003.

60 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

INVESTMENT OBJECTIVE,
POLICIES AND PRINCIPAL RISKS (Unaudited)	October 31, 2021

Investment Objective and Policies

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in securities of foreign issuers.

Principal Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount invested.

Investment and Market Risk. An investment in the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the common shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions (such as the current contentious political climate in the United States following the presidential election), environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, and at what price to do so, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 61

INVESTMENT OBJECTIVE,
POLICIES AND PRINCIPAL RISKS (Unaudited) continued	October 31, 2021

shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above an investor’s initial purchase price for common shares.

Convertible Securities Risk. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by the Fund is subject to such redemption option and is called for redemption, the Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that the

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potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at a discount.

Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.

Structured and Synthetic Convertible Securities Risk. The value of structured and synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured and synthetic convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Interest Rate Risk. Convertible securities and non-convertible income-producing securities (including preferred stock and debt securities) (collectively “income securities”) are subject to certain interest rate risks, including:

•	If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels.
•	During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding income securities. This is known as call or prepayment risk. Lower grade income securities have

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call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

•	During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and noninvestment grade income securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Debt Securities Risk. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities,

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convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on noncumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Foreign Securities Risk. Investing in foreign issuers or securities denominated in non-U.S. currencies may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), confiscatory taxation, political or social instability, illiquidity, price volatility, market manipulation, expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at

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times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a foreign currency to dollars, the payment of fixed brokerage commissions on some foreign exchanges and the imposition of transfer taxes or transaction charges by foreign exchanges. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund’s performance. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund invests in securities of issuers in emerging markets.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and the EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The UK’s exit from the EU (“Brexit”) is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the performance of the Fund.

In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is further defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and

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regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

Emerging Markets Risk. Investments in securities the issuers of which are located in countries considered to be emerging markets are subject to heightened risks relative to foreign investing generally and are considered speculative. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Investments in issuers located in emerging markets pose a greater degree of systemic risk. The inter-relatedness of institutions within a country and among emerging market economies has increased in recent years. Institutional failures or economic difficulties may spread throughout a country, region or emerging market countries throughout the world, which may limit the ability of the Fund to manage risk through geographic diversification. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.

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Foreign Currency Risk. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Foreign currency rates may fluctuate significantly over short periods of time for various reasons, including changes in interest rates, inflation, balance of payments, governmental surpluses or deficits, intervention or non-intervention by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls and political developments in the U.S. and abroad. The Fund may, but is not required, to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. There can be no assurance that such strategies will be available or will be used by the Fund or, if used, will be successful. Certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. The Fund may attempt within the parameters of currency and exchange controls that may be in effect, to obtain rights to exchange its invested capital, dividends, interest, fees, other distributions and capital gains into convertible currencies. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange rates have been highly volatile in recent years. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk since currency trading is done on a principal to principal basis.

Derivatives Transactions Risk. The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivative transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting the gains from favorable market movements. Losses on derivatives transactions may reduce the Fund’s net asset value and its ability to pay dividends if such losses are not offset by gains on portfolio positions being hedged. Derivatives transactions involve risks. There may be imperfect correlation between the value of such instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the manager’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments,

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limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

In connection with certain derivatives transactions, the Fund may be required to segregate liquid assets or otherwise cover such transactions and/or to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

In late October 2020, the SEC promulgated Rule 18f-4 under the 1940 Act, which is related to the use of derivatives and certain other transactions by registered investment companies and that, in part, rescinds the SEC’s asset segregation and coverage rules and guidance. To comply with Rule 18f-4, funds will need to trade derivatives and other transactions that potentially create senior securities subject to a value-at-risk (“VaR”) leverage limit, certain other testing requirements and requirements related to board reporting. These new requirements will apply unless a fund qualifies as a “limited derivatives user,” as defined in the SEC’s rulemaking release. Rule 18f-4 will also permit funds to elect to treat reverse repurchase agreements and similar financing transactions as derivatives transactions under the rule, applying a consistent set of requirements to such transactions. The compliance date for Rule 18f-4 is August 19, 2022.

Risk Associated with Covered Call Option Writing. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The value of options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options

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premiums. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable gains.

With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. An absence of a liquid secondary market on an exchange may arise because: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The Fund may also write (sell) over-the-counter options (“OTC options”). Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are entered into directly with the buyer of the option and not through an exchange or clearing organization that is interposed between the Fund and the counterparty. In an OTC option transaction exercise price, premium and other terms are negotiated between buyer and seller. OTC options generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes

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significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that this expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Fund will cause the net asset value, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price and dividend rate of the common shares of the Fund is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value of the common shares than if the Fund were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders. This risk may be greater in the current market environment because interest rates are near historically low levels.

Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, particularly during periods of adverse or volatile market conditions, the Fund may be required to sell assets in order to meet payment obligations on any leverage or to redeem leverage in order to comply with asset coverage or portfolio composition requirements.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the

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repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted

The Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to the Fund if the Fund believes that the long-term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.

During the time in which the Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the manager and the common shareholders, as common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Fund intends to earmark or segregate cash or liquid securities or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Securities so segregated or designated as “cover” will be unavailable for sale (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.

Illiquid Investments Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Significant changes in the capital markets, including recent disruption and volatility, have had, and may in the future have, a negative effect on the valuations of certain illiquid investments. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Although certain illiquid investments are not publicly traded, applicable accounting standards and valuation principles require the Fund to assume as part of its valuation process that such investments are sold in a principal market to market participants (even if the Fund plans on holding such investments to maturity). In addition, investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.

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Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

REIT Risk. To the extent that the Fund invests in REITs it will be subject to the risks associated with owning real estate and with the real estate industry generally. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Inflation Risk/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. This risk is significantly elevated compared to normal conditions because of recent monetary policy measures and the current low interest rate environment. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Securities Lending Risk. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Not a Complete Investment Program. An investment in the common shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking total return through a combination of current income and capital appreciation. The Fund is not

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INVESTMENT OBJECTIVE,
POLICIES AND PRINCIPAL RISKS (Unaudited) continued	October 31, 2021

meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each common shareholder should take into account the Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Fund.

Management Risk. Management’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made will prove beneficial to the Fund.

Legislation and Regulation Risk. Legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

On January 20, 2021, Mr. Joseph R. Biden was inaugurated as President of the United States. President Biden has called for significant policy changes and the reversal of several of the prior presidential administration’s policies, including significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Certain of these changes can, and have, been effectuated through executive order. For example, the current administration has taken steps to address the COVID-19 pandemic, rejoin the Paris climate accord of 2015, cancel the Keystone XL pipeline and change immigration enforcement priorities. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas.

Although the Fund cannot predict the impact, if any, of these changes on the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to

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INVESTMENT OBJECTIVE,
POLICIES AND PRINCIPAL RISKS (Unaudited) continued	October 31, 2021

common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses.

Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.

The outbreak of infectious respiratory illness caused by the coronavirus known as “COVID-19” and the current recovery underway has caused disruption to consumer demand, economic output and supply chains. Travel restrictions, quarantines and adverse impacts on local and global economies linger despite the ongoing recovery. As with other serious economic disruptions, governmental authorities and regulators have in the past responded to this crisis (and may in the future respond to similar crises) with significant fiscal and monetary policy changes, including by providing direct capital infusions to companies and consumers, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, contribute to higher inflation, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.

The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The slowing or reversal of the current U.S. and global economic recovery could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.

In March 2020, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession and is currently discussing additional stimulus spending. Dozens of central banks across Europe, Asia, and elsewhere have announced similar economic relief packages. Additionally, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. The Federal Reserve may in the future implement increases to the Federal Funds Rate, which could adversely impact the Fund. See “Interest Rate Risk.”

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POLICIES AND PRINCIPAL RISKS (Unaudited) continued	October 31, 2021

Vaccines are generally available nationwide, but it remains unclear whether or when “herd immunity” will be achieved.

It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Although many states have begun to lift restrictions that were imposed to slow the spread of the virus, it is unclear when all restrictions will be lifted entirely. Further, the extent and strength of the ongoing economic recovery is uncertain and subject to various factors and conditions. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund utilizes leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the ICE Benchmark Administration (“IBA”) announced that it will cease publication of (i) euro, sterling, Swiss franc and yen LIBORs after December 31, 2021, (ii) one-week and two-week U.S. dollar LIBORs after December 31, 2021 and (iii) all other tenors of U.S. dollar LIBORs after June 30, 2023. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there may be uncertainties regarding a transition from LIBOR, including but not limited to the need to amend all contracts with LIBOR as the referenced rate and how this will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or the replacement rates may fail to gain market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates.

The state of New York recently adopted legislation that would require LIBOR-based contracts that do not include a fallback to a rate other than LIBOR or an inter-bank quotation poll to use a SOFR-based rate plus a spread adjustment. Pending legislation in the U.S. Congress may also affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. The New York statute and the federal legislative proposal each includes safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. If enacted, the federal legislation may also preempt the New York statute, which may create uncertainty to the extent a party has sought to rely on the New York statute to select a replacement benchmark rate.

These developments could negatively affect financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.

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INVESTMENT OBJECTIVE,
POLICIES AND PRINCIPAL RISKS (Unaudited) continued	October 31, 2021

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust, dated as of February 19, 2003, and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

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OTHER INFORMATION (Unaudited)	October 31, 2021

Federal Income Tax Information

Qualified dividend income of as much as $4,648,682 was received by the Fund through October 31, 2021. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $4,250,280 of investment income (dividend income plus short-term gains, if any), qualified for the dividends-received deduction.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2021, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1).

% of Qualifying Interest Income
28.22%

The percentage of the ordinary dividends reported by the Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 69.90%.

In January 2022, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal status of the distributions received by you in calendar year 2021.

Sector Classification

Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 22, 2021. Shareholders voted on the election of Trustees. With regards to the election of the following Class III Trustees by the shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Tracy M. Maitland	28,508,303	185,828	324,789
Ronald A. Nyberg	23,220,810	5,466,642	331,468

The other Trustees of the Fund whose terms did not expire in 2021 are Randall C. Barnes, Daniel L. Black, Derek Medina, Gerald L. Seizert, Michaell A. Smart and Nancy E. Stuebe.

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OTHER INFORMATION (Unaudited) continued	October 31, 2021

Trustees

The Trustees of the Advent Convertible and Income Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees:
Randall C.	Trustee and	Since 2005	Current: Private Investor (2001-present).	158	Current: Purpose Investments Funds
Barnes++	Chairman of				(2013-present).
(1951)	the Audit		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Committee		President, Pizza Hut International (1991-1993); Senior Vice President, Strategic		Former: Managed Duration Investment
			Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2006-2016).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of companies, LLC (2003-present).	1	Current: Dartmouth College
(1960)					(2019-present); Sontiq, Inc.
			Former: Managing Director and Co-Head of the Merchant Banking Group at		(2016-present); Harlem Lacrosse &
			BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of		Leadership, Inc. (2014-present).
U.S. Corporate Banking at BNY Mellon (1995-1998).
Former: Antenna International, Inc.
(2010-2020); Little Sprouts, LLC (2015-
2018); Bendon Inc. (2012-2016); Bonded
Services, Ltd. (2011-2016).
Derek Medina+	Trustee and	Since 2003	Current: Executive Vice President, ABC News (2008-present).	1	Current: Oliver Scholars (2011-present)
(1966)	Chairman of
	the Nominating		Former: Senior Vice President, Business Affairs and News Planning at ABC News		Former: Young Scholar’s Institute
	and Governance		(2003-2008); Executive Director, Office of the President at ABC News		(2005-2020).
	Committee		(2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm)
(1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty
(1988-1990).

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OTHER INFORMATION (Unaudited) continued	October 31, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg++	Trustee	Since 2003	Current: Of Counsel, Momkus LLP (2016-present).	158	Current: PPM Funds (2)(2018-present);
(1953)					Edward-Elmhurst Healthcare System
			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present).
General Counsel, and Corporate Secretary, Van Kampen Investments
			(1982-1999).		Former: Western Asset Inflation-Linked
Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).
Gerald L.	Trustee	Since 2003	Current: Managing Partner of Heron Bay Capital Management.	1	Current: University of Toledo Foundation
Seizert, CFA, CIC+					(2013-preset); Beaumont Hospital
(1952)			Former: Managing Partner of Seizert Capital Partners (2000-2019); Co-Chief		(2012-present).
Executive (1998-1999) and a Managing Partner and Chief Investment
Officer – Equities of Munder Capital Management, LLC (1995-1999); Vice
President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager)
(1984-1995); Vice President and Portfolio Manager at First of America
Bank (1978-1984).
Michael A. Smart+	Trustee	Since 2003	Current: Partner, Dominus Capital (2003-present).	1	Current: Investment Advisory Board,
(1960)					Autism Impact Fund (2020-present);
			Former: Managing Partner, CSW Private Equity (2003-2021); Principal, First		Sprint Industrial Holdings
			Atlantic Capital Ltd. (2001-2004); Managing Director, Investment Banking		(2017-present).
Merrill Lynch & Co. (1992-2001); Founding Partner, The Carpediem Group
			(1990-1992) Dillion Read and Co. (1988-1990).		Former: Country Pure Foods (2001-
2006); Berkshire Blanket Inc. (2006-
2016); Sqwincher Corporation
(2006-2015); H2O Plus Holdings (2008-
2011); The Mead School (2012-2016);
The Wharton School (2000-2004).

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OTHER INFORMATION (Unaudited) continued	October 31, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees continued:
Nancy E. Stuebe+	Trustee	Since 2020	Current: Director of Investor Relations, Interactive Brokers Group, Inc.	1	None.
(1964)			(2016-present).

Former: Senior Equity Analyst & Portfolio Manager, Gabelli Asset Management
(2015-2016); Senior Research Analyst & Portfolio Manager, AIS Capital
Management, LLC (2008-2015); Senior Equity Analyst & Portfolio Manager,
Gabelli Asset Management (2005-2008).
Interested Trustee:
Tracy V. Maitland+ø	Trustee,	Since 2003	Current: President and Founder, Advent Capital Management, LLC	1	None.
(1960)	Chairman,		(2001-present).
President and
Chief Executive
Officer

+	Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-	Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of the Fund. The term of the Class I Trustees will continue until the 2022 annual meeting of shareholders or until successors shall have been elected and qualified.
-	Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe are the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2023 annual meeting of shareholders or until successors shall have been elected and qualified.
-	Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of the Fund. The term of the Class III Trustees will continue until the 2024 annual meeting of shareholders or until successors shall have been elected and qualified.
**	As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities.
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

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Officers
The Officers of the Advent Convertible and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Tony Huang	Vice President	Since 2014	Current: Director and Co-Portfolio Manager, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst,
Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Kathleen Olin	Chief	Since	Current: General Counsel, Advent Capital Management, LLC (December 2021-present).
(1970)	Compliance	December 2021
	Officer		Former: General Counsel and Global Chief Compliance Officer, Aperture Investors, LLC (2019-2020); Global Chief Compliance Officer,
Deputy General Counsel and Managing Director, Indus Capital Partners, LLC (2012-2019).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

82 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN	October 31, 2021

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 83

DIVIDEND REINVESTMENT PLAN continued	October 31, 2021

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

84 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2021

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Fund and the services and personnel of Advent and its affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of the Fund, its fees and expenses in comparison with other funds’ fees and other matters at the meeting at which the renewal of the Investment Management Agreement is considered, the process of evaluating the Fund’s investment management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in its deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.

Nature, Extent and Quality of Services

The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreement. The Independent Trustees reviewed and considered the information provided by Advent in response to a detailed series of requests submitted on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees were provided with, among other things, information about the background, experience and expertise of the management and other personnel of Advent and the services provided by that organization to the Fund. The Independent Trustees discussed the quality of the services provided. The compliance history of Advent was discussed, along with the ability of Advent to provide services to the Fund.

The Independent Trustees evaluated the capabilities of Advent, including information regarding its resources and ability to attract and retain highly qualified investment and other professionals. The Independent Trustees also considered the commitment of Advent to the Fund. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Fund, including the involvement of Mr. Maitland, and other personnel at Advent.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent.

Fund Performance and Expenses

The Independent Trustees considered the Fund’s performance on a market price and net asset value basis over various time periods. They also considered the performance of the Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). The Independent Trustees recognized that the number of other funds in the Peer Group was small and that, for a variety of reasons, including exposures to types of assets that significantly vary from those held by the Fund, the Peer Group comparison may have limited usefulness in evaluating Fund performance. The Board also was aware that the performance benchmark indexes may not be fully probative in making comparisons due to the fact that the securities included in the benchmarks may include convertibles, high yield or other securities with characteristics unlike those purchased by the Fund or in amounts that vary materially from the Fund’s typical holdings. The Board noted that the Fund ranked in the middle of its Peer Group for the one-year period ended October 31, 2020. The Fund also performed in the middle of its

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 85

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2021

convertible and high yield benchmark indices during the one-year period. The Board noted that for the first six months of fiscal year October 31, 2021 the Fund outperformed all of the members of its Peer Group and outperformed both its convertible and high yield benchmark indices.

The Board noted that it had discussions with Advent about the performance of the Fund. The Board noted that the Fund is managed consistent with its stated policies and strategies and that the Fund would tend to underperform in relation to funds with high common stock exposure in rising equity markets. The Independent Trustees considered the steps management has historically taken, and the activities it presently undertakes, to seek to improve performance, and will continue to monitor performance on an on-going basis. The Board also reviewed information about the discount at which each Fund’s shares have traded as compared with its peers.

The Independent Trustees received and considered information regarding the Fund’s total expense ratio relative to its peers, noting that the Fund generally had a higher expense ratio (based on common assets) than funds in the Peer Group. The Independent Trustees acknowledged that the expense ratio was often higher than the expense ratios of certain Peer Group funds because of the Fund’s use of leverage and longer-term borrowings and that certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios. The costs of leverage were also considered and the potential benefits of the continued use of leverage were considered. The Independent Trustees also noted that expense ratio comparisons with Peer Groups were difficult because the items included in other funds’ expenses may differ from those of the Fund.

Based on the above considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparisons supported the re-approval of the Investment Management Agreement.

Investment Management and Advisory Fee Rates

The Independent Trustees reviewed and considered the contractual investment management fee rates for the Fund in comparison with those of the funds in the Peer Group. The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to its other clients. In particular, Advent confirmed that the Fund differs from certain other accounts advised by Advent in that they are more complex to manage, require greater resources from Advent and differ in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided by Advent to the Fund in relation to those typically provided to private funds and separate accounts. The Independent Trustees were also aware of the regulatory, reputational, compliance and operational risks faced by Advent in providing services to the Fund, which are generally greater than presented in providing services to clients other than registered funds. Based on the totality of the information they reviewed, the Independent Trustees concluded that the fees were fair and reasonable.

Profitability

The Independent Trustees received and considered estimated profitability analyses of Advent. The Independent Trustees also discussed with representatives of Advent the methodologies used to determine profitability. The Independent Trustees considered the nature of the services provided, their benefits to the Fund, and the extensive resources required to provide those services. In addition, the Independent Trustees considered whether any direct or indirect collateral benefits

86 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2021

inured to Advent as a result of its affiliation with the Fund. The Independent Trustees concluded that the profits and other ancillary benefits that Advent received with regard to providing services to the Fund were not unreasonable.

Economies of Scale

The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund and whether it has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance and the Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Conclusion

After consideration of the factors discussed above and other information considered by the Independent Trustees, the Board, including the Independent Trustees, unanimously voted to approve the Investment Management Agreement for an additional one-year term.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 87

FUND INFORMATION	October 31, 2021

Board of Trustees

Randall C. Barnes

Daniel L. Black

Tracy V. Maitland,*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

Nancy E. Stuebe

* Trustee is an “interested person” of the Fund
as defined in the Investment Company Act of
1940, as amended.

Officers

Tracy V. Maitland
President and Chief Executive Officer

Robert White
Treasurer and Chief Financial Officer

Kathleen Olin
Chief Compliance Officer

Tony Huang
Vice President and Assistant Secretary

Investment Adviser
Advent Capital Management, LLC
New York, NY

Servicing Agent
Guggenheim Funds Distributors, LLC
Chicago, IL

Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY

Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

88 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2021

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Convertible and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Convertible and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to July 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 89

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ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC

888 Seventh Avenue, 31st Floor

New York, NY 10019

Guggenheim Funds Distributors, LLC

227 West Monroe Street

Chicago, IL 60606

Member FINRA/SIPC

(12/21)

CEF-AVK-AR-1021

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2. Code of Ethics.

a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)       (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $100,000 and $100,000 for the fiscal years ended October 31, 2021, and October 31, 2020, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2021, and October 31, 2020, respectively.

The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $17,510 and $17,510 for the fiscal years ended October 31, 2021, and October 31, 2020, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a), 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2021, and October 31, 2020, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF

ADVENT CONVERTIBLE AND INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Convertible and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2) None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $17,510 and $17,510 for the fiscal years ended October 31, 2021, and October 31, 2020, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

a) The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended. The Audit Committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

b) Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager"). The Manager's Proxy Voting Policies and Procedures are included as Exhibit (c) attached hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

a) (1) The individuals who are primarily responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. The following provides information regarding the Portfolio Managers as of October 31, 2021.

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Founder, President and Chief Investment Officer of Advent Capital Management, LLC.
Paul Latronica	2011	Managing Director of Advent Capital Management, LLC. He has been associated with Advent for more than 23 years.
Tony Huang	2019	Director of Advent Capital Management, LLC. He has been associated with Advent for more than 13 years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2021:

Tracy Maitland

Type of Account	Number of Accounts*	Total Assets in the Accounts*	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 1,005,745,041.42	0	$0
Other pooled investment vehicles	1	$ 59,226,947.22	0	$0
Other accounts	638	$ 7,275,130,056.32	14	$ 384,261,408.30

Paul Latronica

Type of Account	Number of Accounts*	Total Assets in the Accounts*	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 1,005,745,041.42	0	$0
Other pooled investment vehicles	1	$ 59,226,947.22	0	$0
Other accounts	577	$ 3,658,553,976.35	0	$0

Tony Huang

Type of Account	Number of Accounts*	Total Assets in the Accounts*	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 1,005,745,041.42	0	$0
Other pooled investment vehicles	1	$ 59,226,947.22	0	$0
Other accounts	7	$ 2,210,417,616.53	0	$0

* Please note that amounts were calculated as of September 30, 2021, which is the most recent date prior to October 31, 2021, for which such amounts were calculated.

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate. Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC. Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account. In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2021:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	More than $1,000,000
Tony Huang	$100,000-500,000
Paul Latronica	$100,000-500,000

b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Convertible and Income Fund

By: /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date: December 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date: December 30, 2021

By: /s/ Robert White

Name: Robert White

Title: Treasurer and Chief Financial Officer

Date: December 30, 2021